
show me your Vringo
Vringo™
Investor Presentation
Rodman & Renshaw Global Investment Conference
September 13, 2011

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the business of the Company and its industry generally, business strategy and prospects. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. The Company disclaims any obligation to update these forward-looking statements except as required by law.

Mission Statement

"Vringo is positioned to capitalize on the extraordinary demand for mobile social and mobile video applications around the globe. Leveraging its proprietary software and strong patent portfolio, Vringo has launched its services with numerous domestic and international mobile carriers and expects to increase its subscriber levels and revenue in 2011 and beyond."



Andrew Perlman
President



Corporate Overview

- **Comprehensive Platform for Mobile Social and Video Applications**
  - 400+ Vringo-enabled handsets (BlackBerry, Android, Symbian, J2ME)
  - Growing library of 12,000 video ringtones; 40 content partners
  - 22 patent applications for mobile applications (two patents issued)

- **Four Distinct Platforms**
  - Video Ringtones
  - Video ReMix
  - Facetones™
  - Fan Loyalty





Vital Statistics

Vringo, Inc.

- Stock Symbol: VRNG
- Exchange: NYSE Amex
- Recent Price: $1.36
- 52-Week Range: $1.00 to $3.60
- Shares Outstanding: 6.14 million
- Industry: Mobile Applications
- Headquarters: New York



Rapidly Expanding Markets and Trends

- **Mobile Video has Arrived**
  - Mobile video data usage to grow at 131% CAGR from 2009–2014 [1]
  - 534 million global mobile video subscribers by 2014 [2]

- **Mobile Social is Growing Exponentially**
  - Facebook® and Twitter at the forefront of the phenomenon
  - Mobile social growing from $1.8 billion to $11.8 billion from 2008-2013 [3]

- **Mobile Messaging is a Revenue Driver**
  - Global mobile messaging revenues will exceed $200 billion in 2015 [4]
  - SMS and MMS alone will contribute 56% to 2011 global data revenues [1]


Markets
OVERVIEW

(1) Cisco Visual Networking Index
(2) Pyramid Research
(3) Juniper Research
(4) Informa Telecoms & Media



Vringo show me your Vringo

Vringo's Strategic Growth Drivers

- **Core Video Ringtone Service Launched in 8 Territories**
  - Over 325,000 cumulative subscribers in commercial launches
  - Major partners in: UK, Malaysia, India, Spain, South America, Japan, and US
- **Have expanded Product line beyond Video Ringtones to focus on Video and Mobile Social opportunities**
  - Facetones™, Video ReMix, and Fan Loyalty are all monetizing nicely
  - Facetones™ in particular has potential for bringing web scale and social network dramatic growth to Mobile



My Vringo
Set
Vringo
T-Mobile

- **Public Company with Strong Support**
  - IPO in June 2010 and listed on NYSE Amex (symbol: VRNG)
  - $25 million of investment to date
  - Recent investment led by Benchmark Capital and DAG Ventures
- **Expect to Grow Organically and through Acquisition**
  - LOI to acquire mobile messaging firm Zlango
  - Zlango has 4 million users, and has served 8 billion icons
  - Leading icon-based personalization service for text and SMS



All Communication Is Going Social


Next Generation Communications:
Rich, Social Media (Video)
Vringo
Skype
Facebook®

- Recently announced partnership of Skype and Facebook® represents future of communications
- Socially connected, content rich, immediate, free + more than 50% of Skype calls are video

Vringo's Four Core Mobile Platforms

Video Ringtones Platform

- Launched in 8 territories
- More on the way
- $1 - $5 monthly subscription

Video ReMix Platform

- Supports Android and iOS—looks great on iPad
- T-Pain launch hits #14 in iTunes music apps
- New artists expected to launch + brand sponsorship

Facetones™ Platform

- Animates social network photos
- Live on app stores and select carriers
- Subscription, ad-supported or a-la-carte purchase

Fan Loyalty Platform

- Designed for "Idol" format: video and voting
- Over 200,000 users in first 3 months
- Launched with Nokia and Star Academy



Vringo

Online Positioning Showcasing Vringo's Platforms



Vringo
ABOUT US
PRODUCTS
NEWS
INVESTORS
SUPPORT
PARTNERS
Mobile. Social. Video.
SOCIAL MOBILE APPS.
VIDEO RINGTONES.
ENGAGING FANS.
GLOBAL PARTNERSHIPS.
GET THE APP:
GET THE APP:
GET THE APP:
CASE STUDY:
EMI
vodafone
verizon
AFP
MARVEL
LEARN MORE
android
Ovi Store
iPhone
android
BlackBerry
NOKIA
Sony Ericsson
android
iPhone



Vringo

Signed Carrier Deals Create Basis for Growth

Markets in which Vringo has launched or will launch our service through carriers represent several hundred million mobile subscribers (Source: United Nations)

Telefonica
orange
verizon
hungama
vodafone



RTL GROUP
etisalat
maxis
StarHub
NTT docomo

Currently in discussions with several other carriers pursuing additional agreements over the next 12 - 24 months

Video Ringtones Platform

- **High Quality Video and Social Functionality Meets Ringtones**
  - Video Ringtones app on Android, BlackBerry & Symbian
  - App covers more than 400+ popular handset models
  - Any data connected device can get Vringo via WAP
  - Instantly share videos via Facebook®, email and SMS
  - VringForward™ goes viral by letting users send favorite videos just by calling!
  - Vringo can build custom apps for ANY mobile platform


MOTOROLA
10:02 PM
verizon

Proprietary Distributed Application Architecture

– **Patent-pending infrastructure syncs all video ringtone content with social networks and friends' phones...**



Web/WAP
facebook
Social Nets
Vringo Buddies

Exclusive VringForward Technology


TIESTO

- When a Vringo user calls a friend, their video ringtone gets sent to the friend's phone!
- It's the opposite of a ringback – and can only be done with Vringo

Vringo's Cumulative Subscribers Across all Carriers


Vringo Total Subscribers in Launches (past 12 months)
400000
350000
300000
250000
200000
150000
100000
50000
0
September
October
November
December
January
February
March
April
May
June
July
August
2010
2011

– Continued Growth Expected with New Product Launches and Partner Agreements

Video Ringtones: Simple, Scalable Business Model

Target: $12 - $60 per user per year for Vringo ARPU per service

Premium: $1-3 per clip

Monthly user subscription

- User: $1.0 - $5.0 (No data traffic charges)
  - → Vringo: $0.65 - $3.5
  - → Operator: $0.35 - $1.5

X

Operator penetration (Current Maxis penetration 2% of total subs, 5% of data subs)

Target	4-6%
Modeling assumptions	1-2%*
Current audio RBT	~15%

Does not include billing efficiency factors, can be 20% of this in heavily prepaid markets such as Malaysia

* Average penetration of addressable market within 1 year of new market launch

Success Case - Malaysia

- **Market Size**
  - 32.5 million mobile users in 2010 in Malaysia
- **Market Share**
  - Vringo's Partner, Maxis: 13.5 million (41.5%)
  - 2nd Largest Operator: 11 million
- **Service Price**
  - 5 Ringgit/month (approximately $1.70 USD)
- **Overall Customer ARPU**
  - Approximately $21.5 per month
- **Vringo Monthly Rev per Sub @ $0.10**



% of Maxis Data Users With Vringo
6%
5%
4%
3%
2%
1%
0%
January
March
May
July
September
November
2011
February
April
June
August
% Data Connected Users

Over 5% of Maxis customers with data subscribe to Vringo

Vringo

Video ReMix Platform

- Vringo's Video ReMix platform lets consumers create their own audio-visual remix
- Tapping different elements activates beats to remix a song on iPhone, iPad or Android
- The video can be uploaded to YouTube and shared on Facebook®, Twitter and Email
- First Sponsorship announced with Heineken
- **Huge viral potential may lead to significant sponsorship opportunities**



Vringo

Successful ReMix Applications


CONDUCT
MY SYMPHONIES


MY MIXES
MIX
star mix
FEATURING
Heineken

- Booty Symphony
  - Developed for T-Pain and Nappy Boy Entertainment
  - Peaked at #14 on the Apple App Store
  - 10,000 downloads in 24 hours
- Star Mix
  - Developed for Heineken
  - Used as a Brand engagement tool
  - Deployable as turnkey solution

Facetones™ Platform

- **The Definitive Mobile Social Experience for Phone Calls**
  - See a visual slideshow of your friends' social media pictures every time you call them or they call you
  - Facetones™ transforms Caller-ID to media-rich video
  - Facebook® integration matches contacts to profile pics
  - See friends' latest pics on incoming AND outgoing calls
  - Sold together with carrier partners for a $0.99-1.99 monthly fee or free with post call ads


MOTOROLA
17:12
Mark
212-768-5456
verizon

Early and Strong Consumer Traction for Facetones™

- Subscription: Currently available via Verizon for $0.99 per month
- A-la-carte: Available on Verizon and the Google Android Market, $9.99 one time fee
- Free to user/Ad-supported: Available on the Android Market, via mobile operators and many of the world's largest app stores.
- **Facetones™ goes from 0 to 300,000 daily ad impressions in 1 month & growing**

Daily Ad Impressions from August to September 2011



Source: AdMob (by Google)

30 Day Installs



Source: Android Market

Vringo

Initial User Acquisition Data and Goals for Facetones™

	Current: Sept. 2011	Goal: Nov. 2011	Goal: Jan. 2012
Daily Downloads	5,000	10,000	20,000
Viral % of DL's	35%	40%	50%
Active User %	50%	50%	50%
Daily New Active Users	2,500	5,000	10,000
Total Downloads	**70,000**	**350,000**	**1,000,000**
Total Active Users	40,000	200,000	500,000

Facetones™: Simple, Scalable Business Model

Target: $.10-$.50 average monthly ad revenue per user

Facetones™ Free App-based on current data so far

Monthly use and ad revenues

Per User
$0.10 - $0.50

Potential upside:
- CPA to $3-$10
- Multiple impressions
- Video ads
- Groupon like coupons

Daily Calls
8-20

Monthly Ad Impressions
250-600

eCPM
$0.50 - $1.00

Fill Rate
80%+

CTR
1-2%

=

Potential monthly revenues w/ different adoption scenarios

1 million users
$100,000-$500,000
monthly revenue

5 million users
$500,000-$2,500,000
monthly revenue

10 million users
$1,000,000-$5,000,000
monthly revenue



Fan Loyalty Platform

- **Creating a Unique Mobile Experience for Reality TV and Talent Shows**
  - Vringo creates a high value proposition by exposing consumers to rich branded content during live shows
  - Fan Loyalty platform allows users to:
    - Review past performances
    - Set clips as their video ringtones
    - Receive pushed content exclusive to the app
    - Vote for their favorite contestants
    - Get info on the contestants


Star Academy
Star Academy Open...
Set
Options
Hide

Star Academy Success

- Vringo partnered with Nokia and Rotana to launch a custom app for the reality TV show "Star Academy"
- 200,000 users downloaded the application, 2X the target set at start of the campaign
- Vringo launched 2 subsequent promotions with Nokia around its applications
- **Planning next reality TV show/Event to replicate success of Star Academy**

Growing Strategic Relationships with Handset Manufacturers



- **First bundle deals announced with Asus and INQ (CarPhone Warehouse)**
- **Multiple deals with Nokia, the world's largest Handset manufacturer, with huge global reach**
- **Vringo's social personalization offers unique handset features**
  - Growing realization by handset makers that Vringo should be included out of the box
  - Becoming a strategic direction for future distribution of applications





Vringo Protected by Significant Patent Portfolio

- **Market and Licensing for Patents in Mobile Devices is a Particularly Hot Sector**
- **Vringo has 22 Patent Applications Filed and Two (2) Issued**
- **Patents are Focused on Personalization and Calling**
  - Sharing of video clips dynamically between users when dialed
  - Remix video content on a mobile device
  - Display videos of products or services while talking to company on the phone
  - "Calls to action" at the end of a phone call to update Facebook®, or order movie tickets
- **Patents Applicable Relate to Current and Future Vringo Platforms**

Future of Mobile Personalization



Phone capabilities
Vringo's market
Audio ringtone market today
audio ring tone
audio ring back tone
video ringtone
video ringback/ ring forward
social personal-ization tools
Better user experience
New revenue opportunities

Press Coverage

USA TODAY

"offers an eyeful...has to be seen to be believed"

WIRED

"Vringo has something that others lack...the caller has the power"

cnet

"the next level ringtone...this company's fun and unusual product is just getting better and better"

BusinessWeek

"every call thus becomes an opportunity to share content and to establish identity...Vringo has a head start over competitors"

THE WALL STREET JOURNAL

"the service aims to tap consumer's obsession with creating their own content"

CNBC

"the next big thing in ringtones... soon everyone could have a Vringo, a personalized video ringtone"

The New York Times

"Next big thing in the ringtone wave"



World's Largest Video Ringtone Library

40 partners

20,000+ video clips

Vringo to Combine with Zlango





Vringo
Personalization
Around Phone Call

Together:
Full suite of
Personalization
for Mobile

Zlango
Personalization
Around Text Message

- **Text and Voice represent the largest mobile forms of messaging by revenue**
- **Together they represent approximately 70%+ of all mobile revenue in Europe**

Global Mobile Messaging Revenues 2009-2015



Text Messages Represent a Sizable Percentage of Revenue in the Global Mobile Messaging Market
SMS
MMS
E-mail
IM
Revenues (US$ bil.)
250
200
150
100
50
0
2009
2010
2011
2012
2013
2014
2015

Source: Informa Telecoms & Media

Zlango's Offerings

Mobile	• Integrates visual images into text messages • Millions of users can share Zlango Icon Messages • Works between multiple devices and networks
Facebook	• Application lets anyone send attitude rich greetings to friends on Facebook®
Web	• Option to create dynamic, personalized avatars • Send Zlango messages from web to any cell phone • Share icons at the dynamic Hot or Not hall of fame
Merchandise	• Users can print their icons and avatar creations on merchandise • Growing opportunity for selling virtual goods

Reasons for Zlango Merger

- **Synergies in Geographic Footprint**
  - Existing U.S. presence
  - Regional strength in Asia and the Middle East
- **Increased Penetration with Operators**
  - Scale – multiple product lines for partners
  - No shared customers to date
- **Distribution Channels**
  - Increased promotional power with distribution partners
  - Ability to share best practices
- **Complimentary and Synergistic Skill Sets**
  - Similarity in business models: subscription, ad supported, free
  - Stronger combined technology platform and content licensing

Vringo Revenues Growing



Vringo Revenue per Quarter
250
200
150
100
50
0
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Quarterly Revenues in Thousands of Dollars

Revenue by Source

Q1 2011 Revenue


Video ReMix
15%
Content sales
1%
Video
Ringtones
84%

$147,000

Q2 2011 Revenue


Facetones
22%
Video
ReMix
3%
Fan Loyalty
20%
Content
sales
1%
Video
Ringtones
54%

$227,000

Management Team



Jon Medved
Founder & CEO

"One of Israel's leading venture capitalists" **(Washington Post)**

Founder of Israel Seed Partners with exits including:

- Shopping.com
- Answers Corp.
- Native Networks
- Compugen
- Xacct Technologies
- Business Layers
- Cyota

Manager of several startups with exits including:

- MERET (acquired by Amoco/BP)
- Accent (Nasdaq: ACNTF)



Andrew Perlman
President

Formerly
EMI Music



Ellen Cohl
CFO

Formerly
Arthur Andersen



Josh Wolff
VP Services & Solutions

Formerly
NMS Communications



Eshed Doni
VP Products

Formerly
eyeSight Mobile

Board of Directors



Seth ("Yossi") Siegel
Chairman of the Board

Former Founder, Chairman and CEO of the Beanstalk Group, world's largest independent licensing agency.

Served leading Brands such as:

- AT&T
- IBM
- Harley Davidson
- Unilever
- Ford Motor Company

Several time LIMA and Clio award winner

Marketing and brand commentary appears in the NY Times, BrandWeek, Wall Street Journal, etc.



Jon Medved
CEO and Board member

Formerly
Founder and GP Israel Seed



Andrew Perlman
President and Board member

Formerly
SVP, EMI Music



Edo Segal
Board Member

Founder and CEO
Relegance, sold to AOL



Ralph Simon
Board Member

Chairman Emeritus
Founder MEF - Americas



John Engleman
Board Member

Classic Media
Co-CEO



Geoffrey Skolnik
Board Member

Founder and President
G.M. Skolnik Associates



Phil Serlin
Board Member
Chairman, Audit Committee

CFO BiolineRX
Formerly Coopers, SEC

Investment Highlights

- **Strong Platform for Growth**
  - Strong technology and scalable business model
  - Multiple contracts signed with international mobile carriers
  - Robust Video Ringtone platform ready to deploy as turnkey
- **Right Place at the Right Time**
  - Strong management with record of successful technology startups
  - Estimated 534 million global mobile video subscribers by 2014
  - Estimated $25 billion mobile application market by 2014
- **Expect to Grow Organically and through Acquisition**
  - Announced LOI for acquisition of Zlango
  - Real opportunity for consolidation in mobile service arena


Incoming call
Sara
Vringo


show me your Vringo
Vringo™
Financial Communications Contact:
Trilogy Capital Partners, Inc.
Darren Minton, President
Toll-free: 800-592-6067
info@trilogy-capital.com
Thank you for your time.